Income (loss) per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Income (loss) per Share	Income (loss) per Share
Basic income (loss) per share is based upon the weighted average number of common shares outstanding during the period. Dilutive income per share includes additional common shares that would have been outstanding if potential common shares with a dilutive effect had been issued using the treasury stock method.

A reconciliation of the number of shares used for the basic and diluted income per share calculations is as follows:

	Years ended December 31,
Shares in millions	2020	2019	2018
Basic weighted average common shares outstanding	142	141	140
Stock options, restricted shares, and convertible debt	—	1	1
Diluted weighted average common shares outstanding	142	142	141

    For purposes of applying the two-class method in computing income (loss) per share, net earnings allocated to participating securities was none for fiscal year 2020, $1.5 million, or $0.01 per share for fiscal year 2019, and $1.8 million, or $0.01 per share for fiscal year 2018. The diluted income (loss) per share calculation did not include 1.1 million, 1.3 million, and 1.5 million antidilutive weighted average shares for the years ended December 31, 2020, 2019 and 2018, respectively.